JPMorgan Funds - JPMorgan Institutional Trust
Rule 10f-3 Transactions
For the period from March 1, 2013 to August 31, 2013

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Trust
Trade Date 3/5/2013
Issuer Burlington Northern Santa Fe, LLC (BNSF 3.00% March 15, 2023)
Cusip 12189LAM
Bonds 200,000
Offering Price $100.00000
Spread 0.45%
Cost $200,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.45%
Syndicate Members JPMorgan, Morgan Stanley, Wells Fargo, BMO Capital, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 3/6/2013
Issuer American Tower Trust I (AMT 1.551% March 15, 2018)
Cusip 03027WAH
Bonds 471,000
Offering Price $100.00000
Spread 0.60%
Cost $471,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.26%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit Suisse, Morgan Stanley
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/6/2013
Issuer American Tower Trust I (AMT 1.551% March 15, 2018)
Cusip 03027WAH
Bonds 45,000
Offering Price $100.00000
Spread 0.60%
Cost $45,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.26%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit Suisse, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 3/11/2013
Issuer Nissan Motor Acceptance Corporation (NSANY 1.80% March 15, 2018 144A)
Cusip 654740AD
Bonds 874,000
Offering Price $99.77700
Spread 0.35%
Cost $872,051
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.93%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup, JPMorgan, Goldman Sachs, HSBC Securities, Mizuho, RBS Securities, Societe Generale
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/11/2013
Issuer Nissan Motor Acceptance Corporation (NSANY 1.80% March 15, 2018 144A)
Cusip 654740AD
Bonds 73,000
Offering Price $99.77700
Spread 0.35%
Cost $72,837
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.93%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup, JPMorgan, Goldman Sachs, HSBC Securities, Mizuho, RBS Securities, Societe Generale
Fund JPMorgan Core Bond Trust
Trade Date 3/11/2013
Issuer Viacom Inc. (VIA 3.25% March 15, 2023)
Cusip 92553PAR
Bonds 67,000
Offering Price $99.14800
Spread 0.45%
Cost $66,429
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.58%
Syndicate Members BNP Paribas, Goldman Sachs, JPMorgan, RBC Capital, Banca IMI, BNY Mellon, Lloyds Securities, Santander Investments, US Bancorp, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/11/2013
Issuer Viacom Inc. (VIA 3.25% March 15, 2023)
Cusip 92553PAR
Bonds 11,000
Offering Price $99.14800
Spread 0.45%
Cost $10,906
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.58%
Syndicate Members BNP Paribas, Goldman Sachs, JPMorgan, RBC Capital, Banca IMI, BNY Mellon, Lloyds Securities, Santander Investments, US Bancorp, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 4/9/2013
Issuer EADS Finance B.V. (EADFP 2.70% April 17, 2023 144A)
Cusip 26824KAA
Bonds 557,000
Offering Price $99.74800
Spread 0.45%
Cost $555,596
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.31%
Syndicate Members Barclays Capital, Citigroup, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 4/9/2013
Issuer EADS Finance B.V. (EADFP 2.70% April 17, 2023 144A)
Cusip 26824KAA
Bonds 43,000
Offering Price $99.74800
Spread 0.45%
Cost $42,892
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.31%
Syndicate Members Barclays Capital, Citigroup, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 4/11/2013
Issuer UBS-Barclays Commercial Mortgage Trust 2013-C6 A4 (UBSBB 2013-C6 A4 3.2443 April 10, 2046)
Cusip 90349GBF
Bonds 857,000
Offering Price $102.99969
Spread N/A*
Cost $882,707
Dealer Executing Trade Barclays Capital
% of Offering  purchased by firm 2.90%
Syndicate Members Barclays Capital, UBS Securities, Drexel Hamilton, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 4/17/2013
Issuer Telefonica Emisiones, S.A.U. (TELEFO 3.192% April 27, 2018)
Cusip 87938WAQ
Bonds 252,000
Offering Price $100.00000
Spread 0.35%
Cost $252,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.52%
Syndicate Members BNP Paribas, Goldman Sachs, HSBC Securities, JPMorgan, Morgan Stanley, Societe Generale
Fund JPMorgan Core Bond Trust
Trade Date 4/30/2013
Issuer Apple Inc. (AAPL FRN May 3, 2018)
Cusip 037833AG
Bonds 2,069,000
Offering Price $100.00000
Spread 0.20%
Cost $2,069,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.73%
Syndicate Members Deutsche Bank, Goldman Sachs, Bank America Merrill Lynch, Barclays capital, Citigroup, JPMorgan, Standard Chartered
Fund JPMorgan Intermediate Bond Trust
Trade Date 4/30/2013
Issuer Apple Inc. (AAPL FRN May 3, 2018)
Cusip 037833AG
Bonds 207,000
Offering Price $100.00000
Spread 0.20%
Cost $207,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.73%
Syndicate Members Deutsche Bank, Goldman Sachs, Bank America Merrill Lynch, Barclays capital, Citigroup, JPMorgan, Standard Chartered
Fund JPMorgan Core Bond Trust
Trade Date 4/30/2013
Issuer Apple Inc (AAPL 2.40% May 3, 2023)
Cusip 037833AK
Bonds 2,556,000
Offering Price $99.86700
Spread 0.30%
Cost $2,552,601
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.89%
Syndicate Members Deutsche Bank, Goldman Sachs, Bank America Merrill Lynch, Barclays capital, Citigroup, JPMorgan, Standard Chartered
Fund JPMorgan Intermediate Bond Trust
Trade Date 4/30/2013
Issuer Apple Inc (AAPL 2.40% May 3, 2023)
Cusip 037833AK
Bonds 199,000
Offering Price $99.86700
Spread 0.30%
Cost $198,735
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.89%
Syndicate Members Deutsche Bank, Goldman Sachs, Bank America Merrill Lynch, Barclays capital, Citigroup, JPMorgan, Standard Chartered
Fund JPMorgan Core Bond Trust
Trade Date 5/7/2013
Issuer Nordea Bank AB (NDASS 1.625% May 15, 2018 144A)
Cusip 65557FAG
Bonds 1,000,000
Offering Price $100.00000
Spread 0.35%
Cost $1,000,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.68%
Syndicate Members Bank America Merrill Lynch, Citigroup, Goldman Sachs, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 5/8/2013
Issuer Statoil ASA (STLNO 1.15% May 15, 2018)
Cusip 85771PAJ
Bonds 906,000
Offering Price $99.78200
Spread 0.20%
Cost $904,025
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.99%
Syndicate Members Deutsche Bank, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 5/8/2013
Issuer Statoil ASA (STLNO 2.65% January 15, 2024)
Cusip 85771PAK
Bonds 1,071,000
Offering Price $99.80200
Spread 0.30%
Cost $1,068,879
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.00%
Syndicate Members Deutsche Bank, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/8/2013
Issuer Statoil ASA (STLNO 2.65% January 15, 2024)
Cusip 85771PAK
Bonds 143,000
Offering Price $99.80200
Spread 0.30%
Cost $142,717
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.00%
Syndicate Members Deutsche Bank, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 5/13/2013
Issuer AGL Capital Corporation (GAS 4.40% June 1, 2043)
Cusip 001192AK
Bonds 208,000
Offering Price $99.61800
Spread 0.88%
Cost $207,205
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.88%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ Securities, Morgan Stanley, Wells Fargo, BB&T Capital, Fifth Third, RBS Securities, SunTrust Robinson Humphrey, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 5/13/2013
Issuer Petrobras Global Finance (PETBRA 4.375% May 20, 2023)
Cusip 71647NAF
Bonds 841,000
Offering Price $98.82800
Spread 0.30%
Cost $831,143
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.58%
Syndicate Members BB Securities, Citigroup, HSBC Securities, Itau BBA USA, JPMorgan, Bank Americ Merrill Lynch, Mitsubishi UFJ Securities, Standard Chartered Bank
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/13/2013
Issuer Petrobras Global Finance (PETBRA 4.375% May 20, 2023)
Cusip 71647NAF
Bonds 84,000
Offering Price $98.82800
Spread 0.30%
Cost $83,016
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.58%
Syndicate Members BB Securities, Citigroup, HSBC Securities, Itau BBA USA, JPMorgan, Bank Americ Merrill Lynch, Mitsubishi UFJ Securities, Standard Chartered Bank
Fund JPMorgan Core Bond Trust
Trade Date 5/15/2013
Issuer Merck & Co., Inc. (MRK 2.80% May 18, 2023)
Cusip 58933YAF
Bonds 562,000
Offering Price $99.91300
Spread 0.45%
Cost $561,511
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.52%
Syndicate Members BNP Paribas, Deutsche Bank, JPMorgan, Morgan Stanley, Citigroup, Credit Suisse, Drexel Hamilton, Goldman Sachs, HSBC Securities, Bank America Merrill Lynch, RBS Securities, Santander Investments, SG Americas, SMBC Nikko, Dtandard Chartered, UBS Securities, US Bancorp, Well Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 5/15/2013
Issuer State Grid Overseas INV (CHGRID 1.75% May 22, 2018 144A)
Cusip 856899AA
Bonds 312,000
Offering Price $99.84300
Spread 0.25%
Cost $311,510
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.66%
Syndicate Members BOC International, Citigroup, Deutsche Bank, Goldman Scahs, HSBC Securities, ICBC International, JPMorgan, Morgan Stanley, UBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 5/16/2013
Issuer Thomson Reuters Corp (TRICN 4.50% May 23, 2043)
Cusip 884903BM
Bonds 441,000
Offering Price $98.09400
Spread 0.88%
Cost $432,595
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.28%
Syndicate Members Deutsche Bank, HSBC Securities, Morgan Stanley, RBS Securities JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 6/3/2013
Issuer Aflac Inc (AFL 3.625% June 15, 2023)
Cusip 001055AL
Bonds 1,021,000
Offering Price $100.00000
Spread 0.65%
Cost $1,021,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.50%
Syndicate Members Goldman Sachs, JPMorgan, Mixuho Securities, Morgan Stanley, BNY Mellon, Credit Suisse, Fifth Third Securities, Bank America Merrill Lynch, SMBC Nikko, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/3/2013
Issuer Aflac Inc (AFL 3.625% June 15, 2023)
Cusip 001055AL
Bonds 83,000
Offering Price $100.00000
Spread 0.65%
Cost $83,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.50%
Syndicate Members Goldman Sachs, JPMorgan, Mixuho Securities, Morgan Stanley, BNY Mellon, Credit Suisse, Fifth Third Securities, Bank America Merrill Lynch, SMBC Nikko, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 6/3/2013
Issuer EMC Corporation (EMC 3.375% June 1, 2023)
Cusip 268648AN
Bonds 1,000,000
Offering Price $99.92500
Spread 0.60%
Cost $999,250
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.14%
Syndicate Members Barclays Capital, Citigroup, Deutsche Bank, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, RBS Securities, UBS Securities, Wells Fargo, Banca IMI, BMO Capital, BNY Mellon, Credit Suisse, Evercore Group, HSBC Securities, ING Financial, Jefferies, KeyBanc, Lloyds Securities, Mitsubishi UFJ, Mizuho, Needham, PNC Capital, Raymond James, RBC Capital, Santander, SG Americas, SMBC Nikko, US Bancorp, Willams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/3/2013
Issuer EMC Corporation (EMC 3.375% June 1, 2023)
Cusip 268648AN
Bonds 100,000
Offering Price $99.92500
Spread 0.60%
Cost $99,925
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.14%
Syndicate Members Barclays Capital, Citigroup, Deutsche Bank, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, RBS Securities, UBS Securities, Wells Fargo, Banca IMI, BMO Capital, BNY Mellon, Credit Suisse, Evercore Group, HSBC Securities, ING Financial, Jefferies, KeyBanc, Lloyds Securities, Mitsubishi UFJ, Mizuho, Needham, PNC Capital, Raymond James, RBC Capital, Santander, SG Americas, SMBC Nikko, US Bancorp, Willams Capital
Fund JPMorgan Core Bond Trust
Trade Date 6/3/2013
Issuer EMC Corporation (EMC 1.875% June 1, 2018)
Cusip 268648AP
Bonds 850,000
Offering Price $99.94300
Spread 0.50%
Cost $849,516
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.18%
Syndicate Members Barclays Capital, Citigroup, Deutsche Bank, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, RBS Securities, UBS Securities, Wells Fargo, Banca IMI, BMO Capital, BNY Mellon, Credit Suisse, Evercore Group, HSBC Securities, ING Financial, Jefferies, KeyBanc, Lloyds Securities, Mitsubishi UFJ, Mizuho, Needham, PNC Capital, Raymond James, RBC Capital, Santander, SG Americas, SMBC Nikko, US Bancorp, Willams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/3/2013
Issuer EMC Corporation (EMC 1.875% June 1, 2018)
Cusip 268648AP
Bonds 100,000
Offering Price $99.94300
Spread 0.50%
Cost $99,943
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.18%
Syndicate Members Barclays Capital, Citigroup, Deutsche Bank, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, RBS Securities, UBS Securities, Wells Fargo, Banca IMI, BMO Capital, BNY Mellon, Credit Suisse, Evercore Group, HSBC Securities, ING Financial, Jefferies, KeyBanc, Lloyds Securities, Mitsubishi UFJ, Mizuho, Needham, PNC Capital, Raymond James, RBC Capital, Santander, SG Americas, SMBC Nikko, US Bancorp, Willams Capital
Fund JPMorgan Core Bond Trust
Trade Date 6/4/2013
Issuer The Allstate Corporation (ALL 3.15% June 15, 2023)
Cusip 020002AZ
Bonds 651,000
Offering Price $99.80300
Spread 0.65%
Cost $649,718
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.40%
Syndicate Members Bank America Merrill Lynch, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, Wells Fargo, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/4/2013
Issuer The Allstate Corporation (ALL 3.15% June 15, 2023)
Cusip 020002AZ
Bonds 61,000
Offering Price $99.80300
Spread 0.65%
Cost $60,880
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.40%
Syndicate Members Bank America Merrill Lynch, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, Wells Fargo, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 6/4/2013
Issuer Baxter International Inc (BAX 1.85% June 15, 2018)
Cusip 071813BJ
Bonds 286,000
Offering Price $99.99000
Spread 0.60%
Cost $285,971
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.23%
Syndicate Members Citigroup, Credit Suisse, Deutsche bank, JPMorgan, Bank America Merrill Lynch, RBS Securities, UBS Securities, Barclays Capital, BNY Mellon, Danske Markets, HSBC Securities, Mitsubishi UFJ, Mizuho Securities, TD Securities
Fund JPMorgan Core Bond Trust
Trade Date 6/17/2013
Issuer Chevron Corporation (CVX 2.427% June 24, 2020)
Cusip 166764AG
Bonds 559,000
Offering Price $100.00000
Spread 0.18%
Cost $559,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.91%
Syndicate Members Barclays Capital, JPMorgan, Morgan Stanley, Wells Fargo, Blaylock Robert Van LLC, Muriel Siebert & Co
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/17/2013
Issuer Chevron Corporation (CVX 2.427% June 24, 2020)
Cusip 166764AG
Bonds 39,000
Offering Price $100.00000
Spread 0.18%
Cost $39,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.91%
Syndicate Members Barclays Capital, JPMorgan, Morgan Stanley, Wells Fargo, Blaylock Robert Van LLC, Muriel Siebert & Co
Fund JPMorgan Core Bond Trust
Trade Date 6/17/2013
Issuer Ingersoll-Rand Global Holding Company Limited (IR 4.25% June 15, 2023 144A)
Cusip 45687AAH
Bonds 412,000
Offering Price $99.81500
Spread 0.65%
Cost $411,238
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.61%
Syndicate Members Bank America Merrill Lynch, Citigroup, Deutsche Bank, Goldman Sachs, JPMorgan, Mizuho Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/17/2013
Issuer Ingersoll-Rand Global Holding Company Limited (IR 4.25% June 15, 2023 144A)
Cusip 45687AAH
Bonds 34,000
Offering Price $99.81500
Spread 0.65%
Cost $33,937
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.61%
Syndicate Members Bank America Merrill Lynch, Citigroup, Deutsche Bank, Goldman Sachs, JPMorgan, Mizuho Securities
Fund JPMorgan Core Bond Trust
Trade Date 7/24/2013
Issuer American Airlines 2013-2 (AMR 4.95% January 15, 2023 144A)
Cusip 02377UAA
Bonds 688,000
Offering Price $100.00000
Spread 1.00%
Cost $688,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.01%
Syndicate Members Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley
Fund JPMorgan Intermediate Bond Trust
Trade Date 7/24/2013
Issuer American Airlines 2013-2 (AMR 4.95% January 15, 2023 144A)
Cusip 02377UAA
Bonds 200,000
Offering Price $100.00000
Spread 1.00%
Cost $200,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.01%
Syndicate Members Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 7/24/2013
Issuer Nucor Corp (NUE 4.00% August 1, 2023)
Cusip 670346AM
Bonds 283,000
Offering Price $99.92600
Spread 0.65%
Cost $282,791
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.29%
Syndicate Members Citigroup, Deutsche Bank, JPMOrgan, BofA Merrill Lynch, Wells Fargo, Fifth Third, Lloyds Securities, PNC, RBC, US Bancorp, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 7/24/2013
Issuer Nucor Corp (NUE 4.00% August 1, 2023)
Cusip 670346AM
Bonds 27,000
Offering Price $99.92600
Spread 0.65%
Cost $26,980
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.29%
Syndicate Members Citigroup, Deutsche Bank, JPMOrgan, BofA Merrill Lynch, Wells Fargo, Fifth Third, Lloyds Securities, PNC, RBC, US Bancorp, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 7/29/2013
Issuer Halliburton Company (HAL 3.50% August 1, 2023)
Cusip 406216BD
Bonds 714,000
Offering Price $99.76600
Spread 0.65%
Cost $712,329
Dealer Executing Trade RBS Securities Inc
% of Offering  purchased by firm 0.92%
Syndicate Members Citigroup, Credit Suisse, Deutsche Bank, HSBC, RBS, ANZ Securities, Barclays, BBVA, BNY Mellon, DNB Nor Markets, Goldman Sachs, JPMorgan, Lloyds Securities, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, Scotia Capital, SMBC Nikko, Standard Chartered, US Bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 7/29/2013
Issuer Halliburton Company (HAL 3.50% August 1, 2023)
Cusip 406216BD
Bonds 107,000
Offering Price $99.76600
Spread 0.65%
Cost $106,750
Dealer Executing Trade RBS Securities Inc
% of Offering  purchased by firm 0.92%
Syndicate Members Citigroup, Credit Suisse, Deutsche Bank, HSBC, RBS, ANZ Securities, Barclays, BBVA, BNY Mellon, DNB Nor Markets, Goldman Sachs, JPMorgan, Lloyds Securities, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, Scotia Capital, SMBC Nikko, Standard Chartered, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 7/30/2013
Issuer WellPoint, Inc. (WLP 2.30% July 15, 2018)
Cusip 94973VBE
Bonds 467,000
Offering Price $99.57900
Spread 0.60%
Cost $465,034
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.40%
Syndicate Members Citigroup, JPMorgan, Morgan Stanley, UBS, Barclays, BB&T, Credit Suisse, Deutsche Bank, Fifth Third, Goldman Sachs, Mizuho, PNC, SMBC Nikko, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 7/30/2013
Issuer WellPoint, Inc. (WLP 2.30% July 15, 2018)
Cusip 94973VBE
Bonds 93,000
Offering Price $99.57900
Spread 0.60%
Cost $92,608
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.40%
Syndicate Members Citigroup, JPMorgan, Morgan Stanley, UBS, Barclays, BB&T, Credit Suisse, Deutsche Bank, Fifth Third, Goldman Sachs, Mizuho, PNC, SMBC Nikko, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 8/7/2013
Issuer Americredit Automobile Receivables Trust 2013-4 A2 (AMCAR 2013-4 A2 0.74% November 8, 2016)
Cusip 03065CAB
Bonds 1,527,000
Offering Price $99.99566
Spread 0.25%
Cost $1,526,934
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 13.19%
Syndicate Members Barclays, JPMorgan, Deutsche Bank, Goldman Sachs
Fund JPMorgan Intermediate Bond Trust
Trade Date 8/7/2013
Issuer Americredit Automobile Receivables Trust 2013-4 A2 (AMCAR 2013-4 A2 0.74% November 8, 2016)
Cusip 03065CAB
Bonds 489,000
Offering Price $99.99566
Spread 0.25%
Cost $488,979
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 13.19%
Syndicate Members Barclays, JPMorgan, Deutsche Bank, Goldman Sachs
Fund JPMorgan Core Bond Trust
Trade Date 8/8/2013
Issuer Prologis L.P. (PLD 4.25% August 15, 2023)
Cusip 74340XAW
Bonds 534,000
Offering Price $99.74200
Spread 0.65%
Cost $532,622
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.54%
Syndicate Members Citigroup, Goldman Sachs, JPMorgan, BofA Merrill Lynch, BBVA, Credit Agricole, Credit Suisse, Deutsche Bank, HSBC, ING Financial, Mitsubishi UFJ, Morgan Stanley, PNC Capital, RBS, Regions, Scotia Capital, SMBC Nikko, US Bancorp, Wells Fargo, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 8/8/2013
Issuer Prologis L.P. (PLD 4.25% August 15, 2023)
Cusip 74340XAW
Bonds 53,000
Offering Price $99.74200
Spread 0.65%
Cost $52,863
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.54%
Syndicate Members Citigroup, Goldman Sachs, JPMorgan, BofA Merrill Lynch, BBVA, Credit Agricole, Credit Suisse, Deutsche Bank, HSBC, ING Financial, Mitsubishi UFJ, Morgan Stanley, PNC Capital, RBS, Regions, Scotia Capital, SMBC Nikko, US Bancorp, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 8/14/2013
Issuer Fifth Third Auto Trust 2013-1 A3 (FITAT 2013-1 A3 0.88% October 15, 2017)
Cusip 31679GAC
Bonds 349,000
Offering Price $99.98215
Spread 0.25%
Cost $348,938
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 8.79%
Syndicate Members Barclays, Citigroup, JPMorgan, Morgan Stanley
Fund JPMorgan Intermediate Bond Trust
Trade Date 8/14/2013
Issuer Fifth Third Auto Trust 2013-1 A3 (FITAT 2013-1 A3 0.88% October 15, 2017)
Cusip 31679GAC
Bonds 175,000
Offering Price $99.98215
Spread 0.25%
Cost $174,969
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 8.79%
Syndicate Members Barclays, Citigroup, JPMorgan, Morgan Stanley

Fund JPMorgan Equity Index Trust
Trade Date 6/6/2013
Issuer General Motors Company (GM) Secondary
Cusip 37045V10
Shares 12,804
Offering Price $34.41
Spread $0.020
Cost $440,586
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.21%
Syndicate Members Citigroup/ JPMorgan/ Morgan Stanley/ BofA Merrill Lynch/ Credit Suisse/ Goldman, Sachs & Co./ Academy Securities, Inc./ C.L. King & Associates/ Drexel Hamilton